Filed Pursuant to Rule 497

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

Ancora Dividend Value Equity Fund

(together, the “Funds”)

Supplement dated May 13, 2020

To the Funds’ Statutory Prospectus dated April 30, 2020

This Supplement contains new and additional information that supersedes any contrary information contained in the Funds’ Statutory Prospectus. Accordingly, the Funds’ Statutory Prospectus is updated as follows.

Closing of the Ancora Special Opportunity Fund

Effective as of the close of trading on May 13, 2020, the Ancora Special Opportunity Fund will be closed to investors, and no purchases of such Fund’s shares will be allowed after such date, except as otherwise set forth below.

The following is added to the beginning of the section titled “Purchase and Sale of Fund Shares” on page 13 of the Statutory Prospectus:

The Ancora Special Opportunity Fund will be closed to investors as of the close of trading on the New York Stock Exchange on May 13, 2020 (the “Close Date”), and no purchases of such Fund’s shares will be allowed after the Close Date, subject to certain limited exceptions. For more information, see the “Purchasing Your Shares” section of the Prospectus.

The following is added to the end of the section titled “Purchasing Your Shares” on pages 20-22 of the Statutory Prospectus:

Information Regarding Purchases of Shares of the Ancora Special Opportunity Fund. The Ancora Special Opportunity Fund will be closed to investors as of the close of trading on the Close Date, and no purchases of such Fund’s shares will be allowed after the Close Date, subject to certain limited exceptions. Your investment must be received (not postmarked) by the Fund’s transfer agent, Mutual Shareholder Services, LLC, before the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the Close Date. In addition, after the Close Date, you will not be permitted to exchange shares of other Ancora Funds for shares of the Ancora Special Opportunity Fund.

After the Close Date, purchases of shares of the Ancora Special Opportunity Fund must qualify under one of the following exceptions:

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Retirement Plans — A defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that offers the Fund as of the Close Date may continue to accept additional investments by existing shareholders of the Fund for additional shares of the Ancora Special Opportunity Fund. New participant accounts within the plan are allowed. In addition, participants in a plan may not open a new account outside of the plan under this exception.

Gifts — An individual may receive shares of the Fund as a gift from a family member who is an existing shareholder of the Ancora Special Opportunity Fund.

Charities — A charitable foundation or trust may receive shares of the Fund from an existing shareholder of the Fund.

Certain Ancora Affiliates — Current trustees or officers of Ancora Funds, employees of Ancora, or a member of the immediate family of any of these persons may invest in the Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Ancora Special Opportunity Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close or re-open the Ancora Special Opportunity Fund to new or existing shareholders at any time. An investment is subject to management’s determination of your eligibility to buy shares of the Ancora Special Opportunity Fund and you may be required to provide additional documentation or otherwise demonstrate eligibility before an investment is accepted.

The closing of the Ancora Special Opportunity Fund does not restrict you from redeeming or selling shares of such Fund. The other Ancora Funds remain open to all investors.

Redemptions In-Kind for All Funds

The following is added to the end of the section titled “Selling (Redeeming) Your Shares” on pages 22-24 of the Statutory Prospectus:

In addition to paying redemption proceeds in cash, each of the Funds reserves the right to pay part or all of your redemption proceeds in securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a Fund.

If you should have any questions, please call 1-866-626-2672 for assistance. These documents are available upon request and without charge by calling the Trust at 1-866-626-2672.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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